UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2010

SALISBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
.(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.     Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                Michael A. Varet, the current Presiding Director of the Company and Bank, was elected to serve as Chairman of the Boards of Directors of the Company and the Bank. This appointment was effective April 30, 2010.

Section 8.      Other Events

Item 8.01.       Other Events

On May 5, 2010, the Company issued a press release related to the election of Michael A. Varet as Chairman of the Boards of Directors of the Company and the Bank effective April 30, 2010.

Section 9.      Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits
99.1	Press Release dated May 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 5, 2010	SALISBURY BANCORP, INC.

	By:	/s/ B. Ian McMahon
B. Ian McMahon
Chief Financial Officer